THE BRAMWELL GROWTH FUND
--------------------------------------------------------------------------------
                                                       ANNUAL REPORT - JUNE 1998
--------------------------------------------------------------------------------

745 Fifth Avenue
New York, New York 10151

DEAR FELLOW SHAREHOLDERS:
INVESTMENT RESULTS - FISCAL YEAR ENDED JUNE 30, 1998

THE BRAMWELL GROWTH FUND appreciated 39.5% for the fiscal year ended June 30, 1998 to $23.05 net asset value per share, surpassing the 30.2% gain for the S&P 500 Stock Index. For the quarter, the Fund gained 6.2% compared to 3.3% for the S&P Index and (0.4)% and 2.8% for the Lipper Mid-Cap and Growth Funds Indices, respectively. The Fund's three-year compound average annual return as of June 30, was 26.6%, and since inception, August 1, 1994, through June 30, 1998, the cumulative return was 149.7% resulting in a compound average annual rate of return since inception of 26.3%. Investment results relative to the indices were as follows:



COMPARATIVE INVESTMENT             JUNE Q             CALENDAR            ONE                THREE              SINCE
RETURNS (6/30/98)                   1998            YEAR-TO-DATE          YEAR             YEARS <F1>       INCEPTION <F2>
---------------------------------------------------------------------------------------------------------------------------
THE BRAMWELL GROW   TH FUND          6.2%               21.8%            39.5%               26.6%                26.3%
Lipper Mid-Cap Funds Index <F3>     (0.4)               12.2             22.0                20.6                 21.6
Lipper Growth Funds Index <F3>       2.8                15.6             28.3                24.8                 24.1
S&P 500 Stock Index <F4>             3.3                17.7             30.2                30.2                 28.8


<F1> Compound average annual return. <F2> Compound average annual return since inception 8/1/94. <F3> The Lipper Mid-Cap Funds Index is comprised of the 30 largest funds which by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. The Lipper Growth Funds Index is comprised of the 30 largest funds which by prospectus or portfolio practice, normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Funds in the Lipper Mid-Cap Funds and Lipper Growth Funds Indices are equal weighted and returns include the reinvestment of all dividends and are net of expenses. <F4> The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.



               The                               Lipper          Lipper
            Bramwell                             Growth         Mid Cap
Date       Growth Fund         S&P 500         Fund Index      Fund Index
-----     ------------        ---------       ------------   -------------
08/01/94     10,000             10,000           10,000          10,000
12/31/94     10,259             10,154           10,087          10,533
06/30/95     12,311             12,206           11,974          12,243
12/31/95     13,599             13,969           13,381          14,018
06/30/96     14,653             15,380           14,446          15,737
12/31/96     15,342             17,177           15,727          16,303
06/30/97     17,906             20,717           18,143          17,620
12/31/97     20,507             22,908           20,136          19,150
06/30/98     24,971             26,965           23,271          21,487

--------------------------------------------------------------------------------
This chart assumes an initial investment of $10,000 made on 8/1/94 (inception). Returns shown for The Bramwell Growth Fund include the reinvestment of all dividends and are net of expenses. The annual expense ratio is capped at 1.75%. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------


COMMENTARY

For the fiscal year ended June 30, 1998, the macroeconomic environment was favorable to equities: steady economic growth, low inflation, declining interest rates, rising employment and real wages, and emerging government surpluses.
A strong U.S. housing market and improving European economies offset the effects of economic contraction in Asia. With strong profit gains and lower interest rates, price/earnings multiples expanded. Information processing, financial services and employee staffing stocks were particularly strong in the first part of the fiscal year.

In the June quarter, information processing and employee staffing gained significantly as well as retailing and communications. Sharp declines in oil prices hurt oil service stocks with the exception of Camco which received a premium takeover bid from Schlumberger. Unwarranted fear of higher interest rates restrained furniture stocks but fundamentals continue to be strong. Individual stocks that contributed significant value to the portfolio in the quarter were: Dell Computer, Computer Sciences, Kohl's, Walgreen, Lucent, Home Depot, Robert Half, EMC, Amazon.com and Camco.

The Fund seeks to invest in companies that are expected to benefit from investment spending for research, plant and market expansion, which may or may not be immediately reflected in the equity market, and seeks to invest in companies that are perceived to be attractively valued relative to their future growth prospects. We estimate that the 1998 earnings growth of the Fund's portfolio approximates 21%, and that at the end of the June quarter, the portfolio was selling at 27 times earnings or 1.3 times growth compared to 23 times estimated 1998 earnings and more than 2.5 times estimated growth of 6% for the S&P 500 Index. We project that the portfolio has an estimated 1999 earnings growth rate of 20%, about 3.5 times that of the S&P 500, and is selling at 22.5 times earnings and only 1.1 times growth compared to the same P/E multiple and more than two times much lower growth paid for the S&P 500 Index. Over time, stock prices move with profit growth, and given flat to possibly lower inflation and interest rates, price/earnings ratios have the potential to expand, especially for companies already selling at discounts to the S&P 500 Index, thereby enhancing their long-term investment returns.

OUTLOOK

We anticipate economic growth to slow in the second half to some 2% given lower exports as the result of the strong dollar and economic contraction in Asia. We also anticipate 1-2% inflation given cheaper imports, lower oil and other commodity prices, increased global capacity, deregulation and technology-driven productivity gains. Lower mortgage rates should continue to drive housing sales and release discretionary income for other purposes. Greater affordability of many products, a strong domestic housing market and continued economic gains in Europe are expected to largely offset the impact of recessions in Asia.

We are focusing on companies with strong top-line growth coming from new products and services or expansion into underpenetrated geographic markets. Growth should be valued highly in a slowing global economy. Major advances are occurring in communications, computing, and medicine, and disconnects caused by the explosive growth of the Internet, Year 2000 (Y2K) technology upgrades and transition to a single European currency are driving change and creating investment opportunities. Themes that we continue to use to identify investment candidates are the effective use of technology, outsourcing (computer services, component manufacturing and employee staffing), home-related products, financial services and consolidation to achieve critical mass and economies of scale.
Many companies are growing substantially faster than the S&P 500 Index and are still selling at comparatively favorable multiples to growth despite the stock market gains in the first calendar half. Low inflation and interest rates are favorable to the overall market but especially to less well-known mid-cap stocks with strong top-line growth and selling at discounts to the multiples paid for the S&P 500 Index. Approximately one-third of our portfolio is currently positioned in companies with market capitalizations under $5 billion so as to capture this less efficiently valued part of the market.

The strong dollar and capital availability enhance long-term returns for corporate investment abroad at more favorable prices than heretofore and encourage greater competitive market allocation of financial resources in emerging markets. We continue to believe that emerging economies will continue to emerge, albeit in zigzag fashion, and that global expansion and the heightened desire for improved living standards continue to be dominant long-term trends.

FUND INVESTMENT

The minimum initial investment for a Regular account is $1,000 and for an IRA or Gift to Minor account $500. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for a Gift to Minor account. Equity markets are inherently volatile, and investors are encouraged to invest over time to smooth the effects of volatility. Just as corporations try to invest strategically for greater long-term gains when prices are low, so too can the individual investor by dollar-cost averaging. An Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request to facilitate regular investment.

The Fund's net asset value is available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information.

                                                  Sincerely,


                                                  /s/ Elizabeth R. Bramwell
                                                  Elizabeth R. Bramwell, CFA
                                                  President and Chief Investment
                                                  Officer




July 17, 1998

The outlook and opinions expressed above represent the views of the investment adviser as of July 17, 1998 and are subject to change as market and economic events unfold.

                           TOP TEN INDUSTRY SECTORS
                                JUNE 30, 1998
-----------------------------------------------------------------------------
Information Processing      17.6%            Communications          6.0%
Retailing                   12.7             Insurance               5.6
Financial Services          11.6             Home & Office
Healthcare                   8.5                 Furniture           4.1
Employee Staffing            7.1             Energy                  3.3
Industrial Products          6.6

                            TOP TEN EQUITY HOLDINGS
                                 JUNE 30, 1998
-----------------------------------------------------------------------------
Computer Sciences            4.4%            Home Depot              2.2%
Dell Computer                3.4             Pfizer                  2.1
Walgreen                     3.2             Washington Mutual       2.1
Robert Half                  2.8             Automatic Data
Kohl's                       2.3                  Processing         2.1
Illinois Tool Works          2.3




THE BRAMWELL GROWTH FUND
--------------------------------------------------------------------------------
                                        PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
--------------------------------------------------------------------------------

                                                 SHARES          VALUE
                                                 -------        -------
COMMON STOCKS -  93.43%

APPAREL - 0.66%
Cutter & Buck, Inc.<F1>                          50,000      $ 1,350,000

AUTOMOTIVE & HEAVY
EQUIPMENT -_ 1.30%
Hayes Lemmerz International, Inc.<F1>            28,700        1,140,825
Lear Corporation<F1>                             30,000        1,539,375
                                                             -----------
                                                               2,680,200
CHEMICALS  - 1.94%
Minerals Technologies, Inc.                      38,000        1,933,250
OM Group, Inc.                                   50,000        2,062,500
                                                             -----------
                                                               3,995,750
COMMUNICATIONS  - 5.98%
CIENA Corporation<F1>                            20,000        1,392,500
Cisco Systems, Inc.<F1>                          10,000          920,625
EarthLink Network, Inc.<F1>                       4,000          307,000
Lucent Technologies, Inc.                        50,000        4,159,375
Teleglobe, Inc.                                  38,000        1,007,000
U.S. West, Inc.                                  50,000        2,350,000
WorldCom, Inc.<F1>                               45,000        2,179,688
                                                             -----------
                                                              12,316,188
EMPLOYEE STAFFING - 7.06%
Interim Services, Inc.<F1>                      100,000        3,212,500
Labor Ready, Inc.<F1>                            66,000        1,992,375
On Assignment, Inc.<F1>                          99,000        3,458,812
Robert Half International, Inc.<F1>             105,000        5,866,875
                                                             -----------
                                                              14,530,562
ENERGY - 3.34%
Camco International, Inc.                        40,000        3,115,000
Diamond Offshore Drilling, Inc.                  40,000        1,600,000
R&B Falcon Corporation<F1>                       20,000          452,500
Schlumberger Ltd.                                25,000        1,707,813
                                                             -----------
                                                               6,875,313
ENTERTAINMENT &
LEISURE TIME - 1.07%
Cinar Films, Inc., Class B<F1>                   60,000        1,170,000
Imax Corporation<F1>                             45,000        1,026,563
                                                             -----------
                                                               2,196,563


                                                 SHARES          VALUE
                                                 -------        -------
FINANCIAL SERVICES - 11.63%
American Express Company                         10,000     $  1,140,000
Charles Schwab Corporation (The)                 35,000        1,137,500
Federated Investors, Inc.<F1>                    40,000          740,000
LaSalle Partners, Inc.<F1>                       25,600        1,139,200
Mellon Bank Corporation                          20,000        1,392,500
Merrill Lynch & Co., Inc.                        40,000        3,690,000
NationsBank Corporation                          20,000        1,530,000
North Fork Bancorporation, Inc.                  30,000          733,125
Northern Trust Company                           45,000        3,431,250
Star Banc Corporation                            15,000          958,125
TCF Financial Corporation                        60,000        1,770,000
Travelers Group, Inc.                            10,000          606,250
Washington Mutual, Inc.                         100,000        4,343,750
Zions Bancorporation                             25,000        1,328,125
                                                             -----------
                                                              23,939,825

FOOD & BEVERAGE  - 2.08%
Bestfoods                                        50,000        2,903,125
Hershey Foods Corporation                        20,000        1,380,000
                                                             -----------
                                                               4,283,125
HEALTHCARE  - 8.45%
Alkermes, Inc.<F1>                               15,000          268,125
BioChem Pharmaceuticals, Inc. - ADR<F1>          15,000          397,500
Cardinal Health, Inc.                            29,000        2,718,750
CliniChem Development, Inc.<F1>                     375            2,156
Closure Medical Corporation<F1>                  10,000          248,750
Elan Corporation, PLC<F1>                        20,000        1,286,250
Eli Lilly & Company                              50,000        3,303,125
Focal, Inc.<F1>                                  25,000          250,000
Johnson & Johnson                                15,000        1,106,250
Merck & Company, Inc.                            10,000        1,337,500
PAREXEL International Corporation<F1>            25,000          909,375
Pfizer, Inc.                                     40,000        4,347,500
Quintiles Transnational Corporation<F1>          25,000        1,229,687
                                                             -----------
                                                              17,404,968
HOME & OFFICE FURNITURE  - 4.12%
Ethan Allen Interiors, Inc.                      25,000        1,248,438
Furniture Brands International, Inc.<F1>         40,000        1,122,500
Herman Miller, Inc.                              50,000        1,215,625
HON Industries, Inc.                             40,000        1,360,000
Knoll, Inc.<F1>                                  35,200        1,029,600
Leggett & Platt, Inc.                           100,000        2,500,000
                                                             -----------
                                                               8,476,163

THE BRAMWELL GROWTH FUND
--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS - JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                                 SHARES            VALUE
                                                -------          -------
HOUSEHOLD & PERSONAL CARE
PRODUCTS  - 2.17%
Colgate-Palmolive Company                        40,000     $  3,520,000
Estee Lauder Companies, Inc. (The)               13,700          954,719
                                                             -----------
                                                               4,474,719
INDUSTRIAL PRODUCTS - 6.62%
Emerson Electric Company                         50,800        3,063,875
General Electric Company                         45,000        4,095,000
Illinois Tool Works, Inc.                        70,000        4,668,125
Molex Inc., Class A                              66,385        1,551,749
ThermoQuest Corporation<F1>                      17,000          253,938
                                                             -----------
                                                              13,632,687
INFORMATION PROCESSING:
OFFICE EQUIPMENT - 6.62%
Dell Computer Corporation<F1>                    75,000        6,960,938
EMC Corporation<F1>                              85,000        3,809,062
International Business
  Machines Corporation                           25,000        2,870,312
                                                             -----------
                                                              13,640,312
INFORMATION PROCESSING:
SERVICES - 9.10%
Automatic Data Processing, Inc.                  58,500        4,263,187
Computer Sciences Corporation<F1>               140,058        8,963,712
DST Systems, Inc.<F1>                            30,000        1,680,000
Paychex, Inc.                                    30,000        1,220,625
Sterling Commerce, Inc.<F1>                      54,000        2,619,000
                                                             -----------
                                                              18,746,524
INFORMATION PROCESSING:
SOFTWARE - 1.90%
Microsoft Corporation<F1>                        36,000        3,901,500
                                                             -----------

INSURANCE - 5.64%
Allstate Corporation                             40,000        3,662,500
American International Group, Inc.               15,000        2,190,000
Chubb Corporation (The)                          35,000        2,813,125
Horace Mann Educators Corporation                25,000          862,500
Mercury General Corporation                      32,500        2,090,156
                                                             -----------
                                                              11,618,281
RETAILING - 12.67%
Amazon.com, Inc.<F1>                             13,000        1,296,750
CVS Corporation                                  60,000        2,336,250


                                                 SHARES          VALUE
                                                -------         -------
RETAILING (CONT'D.) - 12.67%
Home Depot, Inc. (The)                           55,500    $   4,609,969
Kohl's Corporation<F1>                           90,000        4,668,750
Proffitt's, Inc.<F1>                             45,000        1,816,875
Tiffany & Company                                35,800        1,718,400
Wal-Mart Stores, Inc.                            50,000        3,037,500
Walgreen Company                                160,000        6,610,000
                                                             -----------
                                                              26,094,494
TRANSPORTATION - 1.08%
Kansas City Southern Industries, Inc.            45,000        2,233,125
                                                             -----------

TOTAL COMMON STOCKS
(Cost $111,779,251)                                          192,390,299
                                                             -----------

                                               PRINCIPAL
                                                AMOUNT
                                              ----------
VARIABLE RATE
DEMAND NOTES - 8.06%

Firstar Corporation                          $1,633,000        1,633,000
General Mills, Inc.                           4,576,000        4,576,000
Johnson Controls, Inc.                        2,797,000        2,797,000
Pitney Bowes Credit Corporation               2,577,000        2,577,000
Sara Lee Corporation                            333,000          333,000
Warner-Lambert Company                        3,426,000        3,426,000
Wisconsin Electric Power Company              1,263,000        1,263,000
                                                             -----------

TOTAL VARIABLE RATE DEMAND NOTES
(Cost $16,605,000)                                            16,605,000
                                                             -----------

TOTAL INVESTMENTS - 101.49%
(Cost $128,384,251)                                          208,995,299
                                                             -----------

LIABILITIES LESS
    CASH AND OTHER ASSETS  - (1.49)%                          (3,073,657)
                                                             -----------

NET ASSETS - 100.00%
(8,933,872 shares outstanding)                              $205,921,642
                                                            ============

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                        $23.05
                                                                  ======

<F1>Non-income producing security

                       See notes to financial statements.


THE BRAMWELL GROWTH FUND
--------------------------------------------------------------------------------
                                             STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                                   June 30, 1998

ASSETS:
Investments, at value (cost $128,384,251)                        $208,995,299
Receivable for securities sold                                      1,207,285
Dividends and interest receivable                                     132,987
Organizational costs, net of accumulated
   amortization                                                        40,473
Prepaids and other assets                                              21,951
                                                                 ------------
Total Assets                                                      210,397,995
                                                                 ------------

LIABILITIES:
Payable for securities purchased                                    4,154,728
Accrued investment advisory fees                                      160,683
Accrued expenses                                                      120,771
Accrued distribution fees                                              40,171
                                                                 ------------
Total Liabilities                                                   4,476,353
                                                                 ------------
NET ASSETS                                                       $205,921,642
                                                                 ============

NET ASSETS CONSIST OF:
Capital stock                                                    $115,527,333
Undistributed net realized gain on investments                      9,783,261
Net unrealized appreciation on investments                         80,611,048
                                                                 ------------
NET ASSETS                                                       $205,921,642
                                                                 ============

CAPITAL STOCK, $.0001 par value
Authorized                                                        200,000,000
Issued and outstanding                                              8,933,872
NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER SHARE                                         $23.05
                                                                       ======

--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                For the Year Ended June 30, 1998

INVESTMENT INCOME:
Dividends                                                        $  1,071,596
Interest                                                              364,143
                                                                 ------------
Total Investment Income                                             1,435,739
                                                                 ------------

EXPENSES:
Investment advisory fees                                            1,587,601
Distribution fees                                                     396,900
Shareholder servicing fees                                            206,811
Fund administration and accounting fees                               184,829
Professional fees                                                      51,772
Reports to shareholders                                                44,221
Amortization of organizational costs                                   38,368
Custody fees                                                           37,592
State registration fees                                                30,897
Directors' fees                                                        23,084
Other                                                                  28,185
                                                                 ------------
Total Expenses                                                      2,630,260
                                                                 ------------
NET INVESTMENT LOSS                                               (1,194,521)

REALIZED AND UNREALIZED GAINS:
Net realized gain on investment transactions                       13,427,206
Change in net unrealized appreciation
   on investments                                                  40,370,192
                                                                 ------------

Net Gain on Investments                                            53,797,398
                                                                 ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                         $52,602,877
                                                                 ============

                       See notes to financial statements.


THE BRAMWELL GROWTH FUND
--------------------------------------------------------------------------------
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                             Year                Year
                                            Ended               Ended
                                        June 30, 1998       June 30, 1997
                                        --------------     ---------------
OPERATIONS:
Net investment loss                    $   (1,194,521)    $   (1,084,467)
Net realized gain on
     investments                           13,427,206          8,927,153
Change in net unrealized
     appreciation on
     investments                           40,370,192         16,818,118
                                        -------------      -------------
Net increase in net assets
     resulting from
     operations                            52,602,877         24,660,804
                                        -------------      -------------

CAPITAL SHARE
TRANSACTIONS                               36,040,184        (37,872,592)
                                        -------------      -------------

DIVIDENDS PAID FROM:
Net realized gains                         (8,645,470)        (2,319,077)
                                        -------------      -------------

TOTAL INCREASE
(DECREASE) IN
NET ASSETS                                 79,997,591        (15,530,865)

NET ASSETS:
Beginning of period                       125,924,051        141,454,916
                                        -------------      -------------
END OF PERIOD                            $205,921,642       $125,924,051
                                        =============      =============

See notes to financial statements.


THE BRAMWELL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                            For the Period
                                                     Year                Year                Year         August 1, 1994<F1>
                                                    Ended               Ended               Ended                 to
Selected Per-Share Data<F2>                     June 30, 1998       June 30, 1997       June 30, 1996       June 30, 1995
----------------------------                   ---------------     ---------------      --------------   -------------------


NET ASSET VALUE, BEGINNING OF PERIOD                   $17.53               $14.60             $12.30                $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.13)               (0.15)             (0.08)                _ <F3>
Net realized and unrealized gains on
     securities                                          6.82                 3.35               2.42                  2.31

TOTAL FROM INVESTMENT OPERATIONS                         6.69                 3.20               2.34                  2.31

LESS DISTRIBUTIONS:
Distributions from capital gains                        (1.17)               (0.27)             (0.04)                (0.01)

NET ASSET VALUE, END OF PERIOD                         $23.05               $17.53             $14.60                $12.30

TOTAL RETURN                                             39.5%                22.2%              19.0%                 23.1%<F4>
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period                        $205,921,642         $125,924,051       $141,454,916           $62,241,343
Ratio of expenses to average net assets<F5>             1.66%                 1.75%              1.75%                 1.75%<F6>
Ratio of net investment loss to average
     net assets<F5>                                    (0.75)%               (0.85)%            (0.66)%               (0.11)%<F6>

Portfolio turnover rate                                 49%                  82%               118%                   80%<F4>


<F1>      Commencement of operations
<F2>      Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
<F3>      Less than $(0.01)
<F4>      Not annualized
<F5>      Net of reimbursements and waivers. Absent reimbursements and waivers of expenses by adviser, except for the year ended
          June 30, 1998 where there were no reimbursements or waivers, the ratios of expenses and net investment loss to average net assets for the years ended June 30, 1997 and 1996 and the period August 1, 1994 to June 30, 1995, would have been 1.77%
          and (0.87)%; 1.79% and (0.70)%; and 2.68% and (1.04)%, respectively.
<F6>      Annualized

                                                 See notes to financial statements.


THE BRAMWELL GROWTH FUND
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                   June 30, 1998

1. ORGANIZATION
The Bramwell Funds, Inc. (the "Company") was incorporated on June 3, 1994 and is registered as an open-end, management investment company organized as a series fund under the Investment Company Act of 1940 (the "1940 Act"). The Bramwell Growth Fund (the "Fund"), which commenced operations on August 1, 1994, is a separate diversified portfolio of the Company. Bramwell Capital Management, Inc. ("BramCap") is the Fund's investment adviser.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the prepa-ration of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation - A security listed or traded on a recognized stock exchange or quoted on Nasdaq is valued at its last sale price prior to the time when assets are valued. If no sale is reported on the valuation date, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Board of Directors. Whenever a furnished price is significantly different from the previous day's furnished price, BramCap will review to determine that the price is appropriate. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Variable rate demand notes are valued at cost which approximates market value. These notes are unsecured and could present credit risk to the extent the issuer defaults on its payment obligation. The creditworthiness of the issuer is monitored and these notes have been determined to present minimal credit risk by BramCap. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

b) Federal Income Taxes - The Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid annually in December. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations, which may differ from generally accepted accounting principles. Accordingly, at June 30, 1998, reclassifications were recorded to decrease accumulated net investment losses by $1,194,521, to increase capital stock by $1,710,876, and to decrease undistributed net realized gain on investments by $2,905,397.

d) Organizational Costs - The costs incurred in connection with the organization, initial registration and public offering of shares of the Fund aggregated $153,472. These costs are being amortized over the period of benefit, reflecting anticipated future asset levels of the Fund, but not to exceed 60 months from the Fund's commencement of operations.


THE BRAMWELL GROWTH FUND
--------------------------------------------------------------------------------
                                        NOTES TO FINANCIAL STATEMENTS(CONTINUED)
--------------------------------------------------------------------------------

e) Other - Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund for the years ended June 30, 1998 and 1997, were as follows:

                                                     1998
                                                     ----
                                           Shares            Dollars
                                          -------            -------
Shares sold                              3,045,628         $62,380,166
Dividends reinvested                      422,349           8,180,907
Shares redeemed                         (1,719,248)        (34,520,889)
                                         ----------        ------------
                                         1,748,729         $36,040,184
                                         ==========        ============

                                                     1997
                                                     ----
                                           Shares            Dollars
                                          -------            -------
Shares sold                              2,379,335         $35,774,589
Dividends reinvested                      130,340           1,982,469
Shares redeemed                         (5,016,000)        (75,629,650)
                                         ----------        ------------
                                        (2,506,325)       $(37,872,592)
                                         ==========        ============

4. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments for the Fund, for the year ended June 30, 1998 were $89,476,460 and $74,280,136, respectively. There were no purchases or sales of long-term U.S. government securities. At June 30, 1998, based on aggregate cost for federal income tax purposes of $128,385,550, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation                                               $82,006,773
Depreciation                                                (1,397,024)
                                                          ------------
Net appreciation on investments                            $80,609,749
                                                          ============

Of the net appreciation on investments, 85% (unaudited) is attributable to securities held greater than 12 months at June 30, 1998.

For the year ended June 30, 1998, 61% (unaudited) of dividends paid from taxable income (including short-term capital gains) qualify for the dividends received deduction available to corporate shareholders.

5. INVESTMENT ADVISORY AGREEMENT
The Fund has an agreement with BramCap, with whom certain officers and a director of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay BramCap a monthly fee at the annual rate of 1.00% on average daily net assets. The Fund's investment adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.75% of the Fund's average net assets until June 30, 1999.
After such date, the expense limitation may be terminated or revised at any time.

6. DISTRIBUTION PLAN
The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets.


THE BRAMWELL GROWTH FUND
--------------------------------------------------------------------------------
                                               REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE BRAMWELL FUNDS, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Bramwell Funds, Inc. - The Bramwell Growth Fund at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



                                        PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
July 17, 1998



                            THE BRAMWELL GROWTH FUND
--------------------------------------------------------------------------------
                                745 Fifth Avenue
                            New York, New York 10151
                                 1-800-BRAMCAP
                                (1-800-272-6227)
                                www.bramwell.com



                               Board of Directors
--------------------------------------------------------------------------------
ELIZABETH R. BRAMWELL, CFA                   GEORGE F. KEANE
President, Chief Investment                  Chairman
and Financial Officer                        Trigen Energy Corp.
The Bramwell Funds, Inc.                     President Emeritus
                                             The Common Fund, Inc.
J. SINCLAIR ARMSTRONG
Director & Secretary                         JAMES C. SARGENT
The Reed Foundation, Inc.                    Counsel
Retired Partner                              Opton, Handler, Gottlieb, Feiler
Whitman, Breed, Abbott &                     & Katz
  Morgan                                     Former Commissioner
Former Commissioner &                        Securities & Exchange
  Chairman                                     Commission
Securities & Exchange Commission
                                             MARTHA R. SEGER, PH.D.
ISABEL H. BENHAM                             Chairman
Director, Board of Trustees                  Martha Seger & Associates
John W. Barringer III National               Former Governor
  Railroad Library                           Federal Reserve Board






                                    OFFICERS
          -----------------------------------------------------------
                           ELIZABETH R. BRAMWELL, CFA
               President, Chief Investment and Financial Officer

                                MARY F. MCCOLLUM
                            Secretary and Treasurer

                              MARGARET A. BANCROFT
                              Assistant Secretary

                               INVESTMENT ADVISER
                       Bramwell Capital Management, Inc.

                                 ADMINISTRATOR
                         Sunstone Financial Group, Inc.

                                    COUNSEL
                             Dechert Price & Rhoads

                             INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS
                           PricewaterhouseCoopers LLP

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             Firstar Trust Company

This financial statement is submitted for the general information of the shareholders of The Bramwell Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
                                                                     BR-408-0798


--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                                   JUNE 30, 1998

                                                                         (photo)


                            THE BRAMWELL GROWTH FUND
----------------------------------------
     ELIZABETH R. BRAMWELL, CFA
     President and Chief Investment Officer



                            THE BRAMWELL FUNDS, INC.
                                 1-800-BRAMCAP
                                (1-800-272-6227)
                                WWW.BRAMWELL.COM